UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2010

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 16, 2010, Kennedy-Wilson Holdings, Inc. (the “Company”) provided written notice to the NYSE Amex that the Company intends to transfer its common stock listing to the New York Stock Exchange (“NYSE”). The Company will voluntarily cease trading its common stock and warrants on the NYSE Amex, with the last day of trading of its common stock on the NYSE Amex expected to be on or about March 18, 2010. The Company’s common stock has been approved for listing on the NYSE and is expected to commence trading on the NYSE on or about March 19, 2010 under the symbol of “KW”. The Company’s warrants currently do not have a sufficient number of warrantholders to meet applicable continued listing requirements and are expected to be quoted on the Pink Sheets following the delisting from the NYSE Amex, which is expected to occur on or about April 5, 2010, so long as market makers demonstrate an interest in trading in the Company’s warrants. No assurance can be given that the market makers will continue to make a market in the Company’s warrants.

The board of directors of the Company authorized the voluntarily delisting of the Company’s common stock and warrants from the NYSE Amex and the listing of the Company’s common stock on the NYSE on March 1, 2010.

A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethnics, or Waiver of a Provision of the Code of Ethics

(a) In connection with the anticipated listing of the Company’s common stock on the NYSE, the board of directors of the Company approved amendments to the Company’s Code of Ethics (the “Code”). The amendments were made to conform the Code to NYSE rules and regulations.

The amendments to the Code were not made in response to any circumstance, situation or conduct or action of any director, officer or employee of the Company, but were made as part of a review and evaluation of the Code.

The foregoing description is qualified in its entirety by reference to the amended Code, a complete copy of which is filed as Exhibit 14 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

14	Code of Ethics

99.1	Press release, dated March 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

Dated: March 16, 2010	By:	/s/ FREEMAN A. LYLE
	Name:	Freeman A. Lyle
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

14	Code of Ethics

99.1	Press release, dated March 15, 2010